Common Stock Exchange Agreement

This Common Stock Exchange Agreement (this "***Agreement***") is entered into by and between Apollo Acquisition Corporation, a Cayman Islands Exempted Company ("***Apollo***"), and Lianyungang HK New Energy Vehicle System Integration Corporation（连云港正道新能源汽车系统集成有限公司）， a company organized under the laws of the People's Republic of China ("***Lianyungang***"), with an effective date of June 26, 2015 ("***Effective Date***").

Recitals

A. WHEREAS, Apollo currently owns one hundred percent (100%) of the equity of Apollo Technology Corporation, a Cayman Islands Exempted Company (the "***Apollo Technology Equity***");

B. WHEREAS, Lianyungang currently owns ninety-five and twenty-six one hundredths percent (95.26%) of the issued and outstanding shares of stock of Apollo (the "***Apollo Equity***");

C. WHEREAS, Apollo wishes to transfer, and Lianyungang wishes to receive, the Apollo Technology Equity; and

D. WHEREAS, in exchange for the Apollo Technology Equity, Lianyungang wishes to transfer and Apollo wishes to receive, the Apollo Equity.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Agreement

1. Exchange. On the Effective Date, subject to satisfaction of the conditions set forth in Section 2 below, Apollo will sell, grant, convey, assign, transfer and deliver to Lianyungang, and Lianyungang hereby agrees to redeem, accept and take possession from Apollo, the Apollo Technology Equity (the "***Apollo Technology Transfer***"). Substantially concurrently with the Apollo Technology Transfer and in exchange for the Apollo Technology Equity, Lianyungang will sell, grant, convey, assign, transfer and deliver to Apollo, and Apollo hereby agrees to redeem, accept and take possession from Lianyungang, the Apollo Equity.

2.1 Closing. The closing of the transactions contemplated by this Agreement (the "***Closing***") shall be held on the Effective Date, at a location or via electronic communications as mutually agreed upon by the parties.

2.2 Apollo's Closing Obligations. On or before the Closing, Apollo shall deliver or cause to be delivered (a) an assignment of equity in substantially the form attached hereto as Exhibit A and (b) a joint action by written consent of the shareholders and directors of Apollo authorizing this Agreement and the transactions contemplated thereby.

2.3 Lianyungang's Closing Obligations. On or before the Closing, Lianyungang shall deliver or cause to be delivered (a) an assignment of equity in substantially the form attached hereto as

Exhibit B and (b) a joint action by written consent of the shareholders and directors of Lianyungang authorizing this Agreement and the transactions contemplated thereby.

3. Further Assurances. Apollo and Lianyungang each agree to execute, acknowledge, deliver, file, record and publish such further certificates, amendments of certificates, instruments, affidavits or documents as may be required by law or may be necessary, appropriate or advisable in the reasonable discretion of Apollo and Lianyungang, to carry out the purpose and provisions of this Agreement.

4. Apollo Representations and Warranties. Apollo hereby represents and warrants to Lianyungang as follows:

(a) Organization. Apollo is a company that is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

(b) Title to the Apollo Technology Equity. Apollo is the sole owner of the Apollo Technology Equity and has good and marketable title to the Apollo Technology Equity, free and clear of all claims, liens, encumbrances, pledges, restrictions, ownership interests and security interests of any kind whatsoever.

(c) Authorization. Apollo has all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of Apollo, its heirs, executors and permitted assigns, enforceable in accordance with its terms.

5. Lianyungang Representations and Warranties. Lianyungang hereby represents and warrants to Apollo as follows:

(a) Organization. Lianyungang is a company that is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

(b) Title to the Apollo Equity. Lianyungang is the sole owner of the Apollo Equity and has good and marketable title to the Apollo Equity, free and clear of all claims, liens, encumbrances, pledges, restrictions, ownership interests and security interests of any kind whatsoever.

(c) Authorization. Lianyungang has all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of Lianyungang, its heirs, executors and permitted assigns, enforceable in accordance with its terms.

5. Miscellaneous. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together will constitute but one and the same instrument. Facsimile or electronically transmitted signatures will be accepted for all purposes as originals. If any provision or provisions of this Agreement is held invalid, illegal or unenforceable, the validity, legality and/or enforceability of the remaining provisions will not in

any way be affected or impaired thereby. If any terms or sections of this Agreement are determined to be unenforceable, they will be modified so that the unenforceable term or section is enforceable to the greatest extent possible. This Agreement will be interpreted in accordance with the law of the Cayman Islands. This Agreement is the entire Agreement between Apollo and Lianyungang relating to the exchange of the Apollo Technology Equity for the Apollo Equity.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

APOLLO ACQUISITION CORPORATION
a Cayman Islands Exempted Company

By: ____________________

Name: Shuning Luo

Title: Secretary

Lianyungang HK New Energy Vehicle System Integration Corporation

By: ____________________

Name: Jianguo Xu

Title: CEO

Exhibit A: Form of Apollo Equity Assignment

Exhibit B: Form of Lianyungang Equity Assignment

<u>Exhibit A</u>

Form of Apollo Equity Assignment

Exhibit B

Form of Lianyungang Equity Assignment

LIANYUNGANG CORPORATION

ASSIGNMENT AND TRANSFER OF EQUITY

THIS ASSIGNMENT AND TRANSFER OF EQUITY (the "Assignment") is made effective as of June 26, 2015, by Lianyungang HK New Energy Vehicle System Integration Corporation（连云港正道新能源汽车系统集成有限公司）, a company organized under the laws of the People's Republic of China (the "Assignor") to Apollo Acquisition Corporation, a Cayman Islands Exempted Company (the "Assignee").

For value received, Assignor hereby assigns, transfers and conveys to Assignee, one hundred percent (100%) of the equity it owns (the "Equity") in Assignee, together with all rights of Assignor in respect of the Equity, including, without limitation, Assignor's entire capital account and profits or other compensation allocable to the Equity to which Assignor would otherwise be entitled.

Assignor agrees, upon request of Assignee, to execute and deliver to Assignee any and all documents or other instruments which may be necessary or required to perfect Assignee's title in and to the Equity. Assignor agrees to execute and deliver to the Assignee any and all documents and other instruments as may be necessary in the determination of the Assignee to properly effect the assignment hereunder.

Assignor represents and warrants to Assignee as follows: (a) the Equity is free and clear of any and all liens; (b) the Assignment does not violate any agreements to which Assignor is a party; and (c) the Assignment does not violate any agreements to which the Equity is bound.

This Assignment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same Assignment. This Assignment may be executed via facsimile signatures, which shall have the same force and effect as if they were original signatures.

IN WITNESS WHEREOF, the Assignor has caused this Assignment to be executed as of the date first above written.

Lianyungang HK New Energy Vehicle System Integration Corporation, a company organized under the laws of the People's Republic of China

By: ______________________

Name: Jianguo Xu

Title: CEO

APOLLO ACQUISITION CORPORATION

ASSIGNMENT AND TRANSFER OF EQUITY

THIS ASSIGNMENT AND TRANSFER OF EQUITY (the "Assignment") is made effective as of June 26, 2015, by Apollo Acquisition Corporation, a Canary Islands Company (the "Assignor") to Lianyungang HK New Energy Vehicle System Integration Corporation（连云港正道新能源汽车系统集成有限公司）, a company organized under the laws of the People's Republic of China, (the "Assignee").

For value received, Assignor hereby assigns, transfers and conveys to Assignee, one hundred percent (100%) of the equity it owns (the "Equity") in Apollo Technology Corporation, a Cayman Islands Company (the "Company"), together with all rights of Assignor in respect of the Equity, including, without limitation, Assignor's entire capital account and profits or other compensation allocable to the Equity to which Assignor would otherwise be entitled.

Assignor agrees, upon request of Assignee, to execute and deliver to Assignee any and all documents or other instruments which may be necessary or required to perfect Assignee's title in and to the Equity. Assignor and Assignee agree to execute and deliver to the Company any and all documents and other instruments as may be necessary in the determination of the Company to properly effect the assignment hereunder.

Assignor represents and warrants to Assignee as follows: (a) the Equity is free and clear of any and all liens; (b) the Assignment does not violate any agreements to which Assignor is a party; and (c) the Assignment does not violate any agreements to which the Equity is bound.

This Assignment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same Assignment. This Assignment may be executed via facsimile signatures, which shall have the same force and effect as if they were original signatures.

IN WITNESS WHEREOF, the Assignor has caused this Assignment to be executed as of the date first above written.

APOLLO ACQUISITION CORPORATION
a Canary Islands Company

By: ______________________

Name: Shuning Luo

Title: Secretary